QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Commission File No. 0-29643
GRANITE CITY FOOD & BREWERY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

GRANITE CITY FOOD & BREWERY LTD.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

October 14, 2004

Dear Shareholder:

        I am pleased to invite you to attend the annual meeting of shareholders of Granite City Food & Brewery Ltd., to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 4, 2004, at 10:00 a.m. local time. Details regarding the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

        Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

                      Sincerely,

                      GRANITE CITY FOOD & BREWERY LTD.

                      Steven J. Wagenheim
                       President and Chief Executive Officer

GRANITE CITY FOOD & BREWERY LTD.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held November 4, 2004

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Granite City Food & Brewery Ltd., a Minnesota corporation, will be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 4, 2004, at 10:00 a.m. local time, for the following purposes, as more fully described in the accompanying proxy statement:

  1.
  To consider and vote upon approval of the issuance and sale at the second closing of our private placement of 2,022,253 shares of common stock and warrants to purchase 910,012 shares of common stock, resulting in gross proceeds to our company at the second closing totaling $6,572,322;

  2.
  To amend our bylaws to permit the board of directors to annually fix the number of directors to be elected by the shareholders;

  3.
  To elect seven directors for the ensuing year and until their successors shall be elected and duly qualified;

  4.
  To consider and vote upon a proposal to amend the Granite City Food & Brewery Ltd. 1997 Director Stock Option Plan to increase the total number of shares for which options may be granted to non-employee directors from 360,000 shares to 590,000 shares;

  5.
  To consider and vote upon a proposal to amend the Granite City Food & Brewery Ltd. 2002 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 762,287 shares to 1,062,287 shares;

  6.
  To ratify the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 26, 2004; and

  7.
  To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only shareholders of record at the close of business on September 13, 2004, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

                      Sincerely,

                      GRANITE CITY FOOD & BREWERY LTD.

                      Steven J. Wagenheim
                       President and Chief Executive Officer

St. Louis Park, Minnesota
October 14, 2004

GRANITE CITY FOOD & BREWERY LTD.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To be held November 4, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Granite City Food & Brewery Ltd. for use at the annual meeting of shareholders to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 4, 2004, at 10:00 a.m. local time, or at any adjournment or postponement thereof. All voting securities represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the annual meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Voting securities represented by properly executed and returned proxies on which no specification has been made will be voted in favor of:

  •
  the sale, at the second closing of our private placement, of 2,022,253 shares of common stock and warrants to purchase up to 910,012 shares of common stock;

  •
  the amendment to our by-laws which allows the board of directors to determine from time to time the number of directors to be elected by the shareholders;

  •
  the election of the seven nominees for the board of directors named herein;

  •
  for the adoption of an amendment to our 1997 Director Stock Option Plan, which increases the number of shares for which options may be granted to outside directors from 360,000 to 590,000 shares;

  •
  for the adoption of an amendment to our 2002 Equity Incentive Plan, which increases the number of shares for which awards may be granted from 762,287 to 1,062,287 shares; and

  •
  for ratification of the appointment of our independent auditors for the fiscal year ending December 26, 2004.

If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

        The notice of annual meeting, this proxy statement and the related proxy card are first being mailed to shareholders on or about October 14, 2004.

Record Date and Outstanding Securities

        The board of directors has fixed the close of business on September 13, 2004, as the record date for determining the holders of outstanding securities entitled to notice of, and to vote at, the annual meeting. On that date, there were 4,316,284 shares of common stock and 54,355 shares of Series A Convertible Preferred Stock issued, outstanding and entitled to vote. Collectively, holders of our common stock and preferred stock as of such date are entitled to an aggregate of 7,642,783 votes.

Revocability of Proxies

        Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (a) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than the proxy with our corporate secretary before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, or hand-delivered to Ms. Underwood before the vote at the meeting.

Voting and Solicitation

        Each shareholder owning common stock is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. Holders of our preferred stock are entitled to 61.199510 votes, exercisable in person or by proxy, for each share of Series A Convertible Preferred Stock held of record on the record date. As a result, the holders of Series A Convertible Preferred Stock are entitled to an aggregate of 3,326,499 votes. Shareholders do not have the right to cumulate votes in the election of directors.

        The number of pre-conversion votes attributable to each share of Series A Convertible Preferred Stock is less than the number of shares of common stock into which each share of Series A Convertible Preferred Stock may be converted (63.291139). To comply with Nasdaq Marketplace Rules, we were required to limit the number of as-if-converted votes at the stated value of the Series A Convertible Preferred Stock ($100 per share) divided by the average inside bid price of the common stock on Nasdaq for the five trading days preceding the closing date of the sale of that series ($1.634).

        We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

Quorum; Abstentions; Broker Non-Votes

        The presence, in person or by proxy, of the holders of at least of a majority of the voting power of the shares of common stock and Series A Convertible Preferred Stock outstanding and entitled to vote, as a combined voting group, is necessary to constitute a quorum for the transaction of business at the meeting. All votes will be tabulated by the inspector of election for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

        If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of our voting securities as of September 20, 2004, by (a) each person who is known to us to own beneficially more than five percent of our common stock or our preferred stock, (b) each director, (c) our Named Executive Officer (as defined herein), and (d) all executive officers and directors as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as described elsewhere in this proxy statement, we know of no agreements among our shareholders that relate to voting or investment power with respect to our voting securities.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Owned		Shares of Common Stock Issuable upon Conversion of Series A Convertible Preferred Stock Owned	Right To Acquire Ownership of Common Stock Within 60 days of September 20, 2004		Total Shares of Common Stock	Percentage of Common Stock(2)	Percentage of Series A Convertible Preferred Stock	Percentage of Common Stock and Series A Convertible Preferred Stock on an As-If-Converted Basis(2)
Steven T. Kirby(3)(4)(5)	115,770		2,563,287	1,296,641	(6)	1,412,411	22.8%	74.5%	41.2%
Eugene E. McGowan(3)(5)(7)	15,652		1,297,467	1,259,486	(8)	1,275,138	20.7%	37.7%	26.8%
Steven J. Wagenheim(9)(10)	1,783,710		0	202,553	(11)	1,986,263	38.8%	—	23.2%
Arthur E. Pew III(9)	1,779,970	(12)	0	164,581	(13)	1,944,551	38.3%	—	22.8%
Bluestem Capital Partners III Limited Partnership(3)	101,248		1,265,820	632,908	(14)	734,156	13.2%	36.8%	22.3%
Brew Buddies, L.L.C.(3)	5,303		1,297,467	648,733	(14)	654,036	11.8%	37.7%	21.7%
William E. Burdick(9)	1,662,500		0	41,500	(15)	1,704,000	34.4%	—	20.3%
Brewing Ventures LLC	1,662,500		0	0		1,662,500	33.9%	—	19.9%
Andrew J. Redleaf(16) 3033 Excelsior Blvd Suite 300 Minneapolis, MN 55416	0		189,872	741,089	(17)	741,089	13.1%	5.5%	10.2%
Whitebox Intermarket Partners, L.P. 3033 Excelsior Blvd Suite 300 Minneapolis, MN 55416	0		0	646,153	(18)	646,153	11.6%	—	7.2%
Granite Partners LLC 308 E. Pennbrook Circle Sioux Falls, SD 57108	0		0	595,753	(19)	595,753	10.8%	—	6.7%
Bruce J. Barnett 5805 Jonquil Lane Plymouth, MN 55442	262,121		0	13,005	(20)	275,126	5.6%	—	3.3%
Dermot F. Rowland	15,775		31,645	55,310	(21)	71,085	1.4%	*	1.2%
Bruce H. Senske	6,250		0	81,783	(22)	88,033	1.8%	—	1.0%
James G. Gilbertson	0		0	60,000	(15)	60,000	1.2%	—	*
All directors and executive officers as a group (11 persons)(23)	2,043,495		2,594,932	2,787,929	(24)	4,831,424	62.8%	75.4%	66.7%

*
Represents less than one percent.

(1)
Unless otherwise indicated, the address of each shareholder is c/o Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416.

(2)
Percentage of common stock is based on 4,911,640 shares of common stock issued and outstanding on September 20, 2004. Percentage of common stock and Series A Convertible Preferred Stock on an as-if-converted basis is based on 8,351,830 shares issued and outstanding on September 20, 2004, including 3,440,190 shares of common stock issuable upon conversion of shares of Series A Convertible Preferred Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Securities "beneficially owned" by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of September 20, 2004. Shares issuable pursuant to the exercise of warrants, the exercise of options and upon completion of the second closing of the private placement described in Proposal No. 1 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(3)
The address of this shareholder is 122 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104.

(4)
Mr. Kirby, a member of our board of directors, has a business relationship with Bluestem Capital Partners III Limited Partnership such that he may be deemed to be the indirect beneficial owner of the securities it holds. The number of shares reported herein as beneficially owned by such individual includes securities held by Bluestem.

(5)
Messrs. Kirby and McGowan, two members of our board of directors, have business relationships with Brew Buddies, L.L.C. and Brew Masters, L.L.C. such that they may be deemed to be the indirect beneficial owners of the securities such entities hold. The number of shares reported herein as beneficially owned by such individuals includes securities held by Brew Buddies and Brew Masters.

(6)
Represents 1,281,641 shares purchasable pursuant to the exercise of warrants and 15,000 shares purchasable pursuant to the exercise of stock options.

(7)
Mr. McGowan is the managing member of Granite Partners, L.L.C. As a result, he may be deemed to be the indirect beneficial owner of the securities it holds. The number of shares reported herein as beneficially owned by Mr. McGowan includes securities held by Granite Partners.

(8)
Represents (i) 648,733 shares purchasable pursuant to the exercise of warrants, (ii) 15,000 shares purchasable pursuant to the exercise of stock options, (iii) 425,538 shares issuable to Granite Partners at the second closing of our private placement, and (iv) 170,215 shares purchasable upon the exercise of warrants issuable to Granite Partners at the second closing of our private placement.

(9)
Messrs. Wagenheim, Pew and Burdick, three members of our board of directors, are members of Brewing Ventures LLC who collectively own 75% of its membership interests. As a result, they may be deemed to be the indirect beneficial owners of the securities it holds. The number of shares reported herein as beneficially owned by such individuals includes securities held by Brewing Ventures.

(10)
Mr. Wagenheim owns 70% of New Brighton Ventures, Inc. As a result, he may be deemed to be the indirect beneficial owner of the securities it holds. The number of shares reported herein as beneficially owned by Mr. Wagenheim includes securities held by New Brighton Ventures.

(11)
Represents 130,053 shares purchasable pursuant to the exercise of Class A Warrants and 72,500 shares purchasable pursuant to the exercise of options.

(12)
Represents (i) 116,970 shares owned directly by Mr. Pew, (ii) 1,662,500 shares owned by Brewing Ventures, (iii) 100 shares owned by Mr. Pew's spouse, and (iv) 400 shares owned by trusts for the benefit of Mr. Pew's grandchildren, over which Mr. Pew is sole trustee.

(13)
Includes (i) 104,045 shares purchasable pursuant to the exercise of Class A Warrants, (ii) 60,000 shares purchasable pursuant to the exercise of options, (iii) 107 shares purchasable pursuant to the exercise of Class A Warrants owned by Mr. Pew's spouse, and (iv) 429 shares purchasable pursuant to the exercise of Class A Warrants owned by trusts for the benefit of Mr. Pew's grandchildren, over which Mr. Pew is sole trustee.

(14)
Represents shares purchasable pursuant to the exercise of warrants.

(15)
Represents shares purchasable pursuant to the exercise of options.

(16)
On information and belief, Andrew J. Redleaf, who, based upon his ownership of Series A Convertible Preferred Stock and warrants to purchase common stock, beneficially owns over 5% of our common stock and Series A Convertible Preferred Stock on an as-if-converted basis, has beneficial ownership or control of Whitebox Intermarket Partners. The number of shares reported herein as beneficially owned by Mr. Redleaf includes securities held by Whitebox Intermarket Partners.

(17)
Represents (i) 94,936 shares purchasable pursuant to the exercise of warrants, (ii) 461,538 shares issuable to Whitebox Intermarket Partners at the second closing of our private placement, and (iii) 184,615 shares purchasable pursuant to the exercise of warrants issuable to Whitebox Intermarket Partners at the second closing of our private placement.

(18)
Represents 461,538 shares issuable at the second closing of our private placement and 184,615 shares purchasable pursuant to the exercise of warrants issuable at the second closing of our private placement.

(19)
Represents 425,538 shares issuable at the second closing of our private placement and 170,215 shares purchasable pursuant to the exercise of warrants issuable at the second closing of our private placement.

(20)
Represents shares purchasable pursuant to the exercise of Class A Warrants.

(21)
Represents (i) 32,910 shares purchasable pursuant to the exercise of warrants, (ii) 16,000 shares issuable at the second closing of our private placement, and (iii) 6,400 shares purchasable pursuant to the exercise of warrants issuable at the second closing of our private placement.

(22)
Represents (i) 6,706 shares purchasable pursuant to the exercise of Class A Warrants, (ii) 60,000 shares pursuant to the exercise of stock options, (iii) 10,769 shares issuable at the second closing of our private placement, and (iv) 4,308 shares purchasable pursuant to the exercise of warrants issuable at the second closing of our private placement.

(23)
Includes securities held by Brew Buddies, Bluestem, Brewing Ventures, Brew Masters, Granite Partners, New Brighton Ventures, Mr. Pew's spouse, and trusts for the benefit of Mr. Pew's grandchildren.

(24)
Represents (i) 241,340 shares purchasable pursuant to the exercise of Class A Warrants, (ii) 1,318,859 shares purchasable pursuant to the exercise of warrants, (iii) 594,500 shares purchasable upon the exercise of options, (iv) 452,307 shares issuable at the second closing of our private placement, and (v) 180,923 shares purchasable pursuant to the exercise of warrants issuable at the second closing of our private placement.

FORWARD-LOOKING STATEMENTS

        Statements contained in this proxy statement include various non-historical forward-looking statements within the meaning of Section 21E of the Exchange Act. Although we believe that, in making any such statement, our expectations are based on reasonable assumptions, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The words "anticipates," "believes," "expects," "intends," "plans," "estimates" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated. Potential purchasers of our securities are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by the cautions and risks described herein. Factors that could cause actual results to differ materially from those anticipated, certain of which are beyond our control, include:

  •
  we cannot predict whether we will be able to achieve or sustain revenue growth, profitability or positive cash flow

  •
  we may not be able to achieve and manage planned expansion

  •
  we may be unable to recruit, motivate and retain qualified employees

  •
  we may be unable to successfully compete with other restaurants in our markets

  •
  changes in consumer preferences or discretionary consumer spending could negatively impact our results

  •
  increased food costs could materially adversely affect our operating results

  •
  health concerns relating to the consumption of beef or other food products could affect consumer preferences and could negatively impact our results of operations

  •
  our business could be materially adversely affected if we are unable to expand in a timely and profitable manner

  •
  unanticipated costs or delays in the development or construction of our restaurants could prevent our timely and cost-effective opening of new restaurants

  •
  we may be unable to fund our significant future capital needs in the long term and we may need additional capital sooner than anticipated

  •
  our operations depend upon governmental licenses or permits and we may face liability under dram shop statutes

  •
  compliance with changing regulation of corporate governance, public disclosure and financial accounting standards may result in additional expenses and affect our reported results of operations

  •
  because the value of our business depends primarily upon intangible assets, such as our business concept and development strategy, the value of an investment in our company could decrease significantly in the event of liquidation

  •
  our quarterly operating results may fluctuate significantly and could fall below the expectations of securities analysts and investors due to seasonality and other factors, resulting in a decline in our stock price

  •
  we are required to make quarterly dividend payments on our outstanding Series A Convertible Preferred Stock which may reduce the cash available for other purposes or result in dilution to holders of our common stock

  •
  our existing shareholders have significant control which could reduce other investors' ability to receive a premium for their shares through a change in control

  •
  if we do not maintain our Nasdaq listing, investors will have difficulty reselling their securities

        Our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking statements. Accordingly, we cannot be certain that any of the events anticipated by forward-looking statements will occur or, if any of them do occur, what impact they will have on us. We caution you to keep in mind the cautions and risks described herein and to refrain from attributing undue certainty to any forward-looking statements, which speak only as of the date of the document in which they appear.

PROPOSAL NO. 1
APPROVAL OF ISSUANCE AND SALE OF
COMMON STOCK AND WARRANTS

General

        We are requesting in this Proposal No. 1 that our shareholders approve the sale and issuance to investors of common stock and warrants to purchase common stock in the second closing of our private placement described below, consisting of the issuance and sale of 2,022,253 shares of common stock at $3.25 per share, investor warrants exercisable for the purchase of 808,900 shares of common stock at $5.00 per share, and agent warrants exercisable for the purchase of 101,112 shares of common stock at $5.00 per share.

        The Private Placement.    On September 17, 2004, we entered into a securities purchase agreement with investors for the sale of an aggregate of 2,614,609 shares of common stock at $3.25 per share, and warrants for the purchase of 1,045,844 shares of common stock at $5.00 per share. Upon the sale of all shares, we will receive aggregate gross proceeds from the investors of $8,497,479 and have issued warrants to the investors for the purchase of 1,045,844 shares of common stock with an aggregate exercise price of $5,229,220. The closing price of one share of common stock on The Nasdaq SmallCap Market September 17, 2004 was $4.25. On that date, we completed an initial closing pursuant to which we sold 592,356 shares of common stock at $3.25 per share, for a total consideration of $1,925,157, issued investor warrants for the purchase of 236,944 shares of common stock at $5.00 per share, and issued agent warrants exercisable for the purchase of 29,618 shares of common stock at $5.00 per share. The sale of the remaining 2,022,253 shares of common stock to be sold at $3.25 per share, for an aggregate purchase price of $6,572,322, the issuance of investor warrants for the purchase of 808,900 shares of common stock at $5.00 per share, and the issuance of agent warrants for the purchase of 101,112 shares of common stock at $5.00 per share, will occur at the second closing of our private placement. The second closing is scheduled to be held on or before the third business day following shareholder approval of this proposal and the satisfaction of additional conditions precedent to such closing.

        Approval of the sale of the shares and warrants at the second closing by our shareholders is required under the terms of the securities purchase agreement and is required for the continued listing of our securities in accordance with Nasdaq Marketplace Rules. Subject to shareholder approval of this proposal, we anticipate that the final closing will occur in early November 2004. The Nasdaq requirements are discussed below. If the proposal is approved, we will have issued an aggregate of 2,614,609 shares of common stock and warrants to purchase 1,176,574 shares of common stock, which collectively equal 87.8% of our common stock outstanding immediately prior to the initial closing, and 30.3% of our common stock immediately prior to the initial closing on a fully-diluted basis, taking into account outstanding common stock, common stock issuable upon conversion of our outstanding Series A Convertible Preferred Stock and other outstanding stock options and warrants to purchase common stock.

        We have entered into an engagement agreement with Craig-Hallum Capital Group LLC to act as our placement agent in connection with the sale of the above-described securities. We have also entered into a co-agency agreement with Craig Hallum and Aethlon Capital LLC. One or more other co-agents or sub-agents may also participate in this financing. We will pay Craig-Hallum and Aethlon aggregate cash fees equal to 5% of the total selling price of the securities sold to investors by each agent, excluding the exercise price of the warrants. In addition, we will sell to these agents for $50.00 each, warrants to purchase common shares equal to 5% of the shares sold to investors by such agent, excluding shares issuable upon exercise of the investor warrants. The warrants issued to Craig Hallum and Aethlon will be on the same terms and conditions as the warrants issued to the investors in the private placement.

        We have agreed to pay Craig-Hallum for its accountable expenses relating to the transaction, including outside legal fees, up to $50,000. We have agreed to pay Aethlon for its accountable expenses relating to the transaction, including outside legal fees, up to $10,000. We have agreed to pay the lead investor for its legal fees up to $25,000. The remaining terms and conditions of our engagement agreement with Craig-Hallum and our co-agency agreement with Craig-Hallum and Aethlon are customary terms and conditions for similar transactions.

        This proxy statement is not an offer to sell securities and we are not soliciting an offer to buy securities.

Reasons for the Private Placement

        Background.    During fiscal 2004, our management and board of directors recognized the need to obtain additional financing in order to fund the growth of our business. We presently intend to accelerate the growth of our current 8-store restaurant organization. Our current growth model is based on adding four additional stores in 2005, six additional stores in 2006, and eight additional stores in 2007. We believe that with planned expansion, we can reduce our general and administrative expenses as a percentage of revenue and increase our average income per unit from restaurant operations. The addition of the proceeds from the private placement, together with cash flow and equipment financing, if required, is expected to meet our financing requirements based on our current growth model and prototype restaurant costs. After extensive discussions, our board of directors authorized management to pursue the private placement financing that is the subject of this proposal.

        We intend to use the net proceeds of our private placement to develop additional Granite City Food & Brewery restaurants. Pending use of the proceeds, we may use a portion of the proceeds to reduce indebtedness incurred in development of our restaurants. The total cost of developing a Granite City Food & Brewery restaurant is approximately $4.0 million. It is currently our strategy to minimize our capital investment in restaurants, instead relying primarily upon leasing sale/leaseback arrangements with developers and other lessors. If we are successful in leasing a restaurant on a build-to-suit basis, we estimate that our investment in improvements, furniture, fixtures and equipment will be approximately $1.3 million. Leasing arrangements may not be available at all desired sites. Therefore, in some locations we may be required to acquire real estate or otherwise increase our investment in such unit. Our actual costs to develop new restaurants may differ from these estimates depending upon, among other things, availability and terms of financing, final designs, licensing and local law compliance, real estate acquisition costs and construction labor rates.

        Failure to Approve Proposal.    If this proposal is not approved by our shareholders, we will not issue the additional shares and warrants at the second closing, and will not be able to implement our growth plan without obtaining financing from alternate sources. If this proposal is not approved by our shareholders, we will lose the opportunity to obtain the proceeds from the private placement and have incurred substantial costs related to the private placement. There can be no assurance that alternate financing would be available to us on favorable terms or on any terms.

Effect of Issuance of Common Stock and Warrants

        We have not sought the opinion of an independent financial advisor as to whether the issuance of the common stock and warrants will be fair to us and our shareholders from a financial point of view. Our board of directors has, however, considered our financing alternatives, financial condition and the market price of our securities, determined that the terms of the private placement are in the best interests of our company and our shareholders and will enable us to fund the growth of our business. The sale of the additional shares of common stock and warrants pursuant to the second closing will have an immediate dilutive effect on the ownership interest and voting rights of our existing shareholders, as well as existing warrant and option holders. Immediately following the issuance of common stock and warrants at the second closing, our pre-existing holders of common stock, Series A Convertible Preferred Stock, warrants and stock options (excluding holders of common stock and warrants who purchased in the initial closing) will hold approximately 76.7% of our outstanding common stock on an as-if-converted or exercised basis, and the purchasers of common stock and warrants purchased pursuant to the securities purchase agreement (and the holders of the agent warrants issued in connection therewith) will hold approximately 23.3% of our outstanding common stock, on a fully-diluted basis. Such purchasers include three directors of our company whose purchases will increase their beneficial ownership of our voting securities. See "Proposal No. 1—Approval of Issuance and Sale of Common Stock and Warrants—Interests of Certain Persons in the Private Placement."

        The issuance of the common stock and common stock issuable upon exercise of warrants could have a depressive effect on the market price of our common stock by increasing the number of shares of common stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of our common stock.

Nasdaq Shareholder Approval Requirements

        Our common stock is listed on The Nasdaq SmallCap Market. Nasdaq Marketplace Rule 4350(i)(D)(ii) requires shareholder approval if, in connection with a transaction other than a public offering, we issue, at a price less than the greater of book or market value, common stock or securities convertible into or exercisable for common stock which equals 20% or more of our outstanding common stock or 20% or more of the voting power outstanding before the issuance. The issuance of common stock and warrants exercisable for common stock on the initial closing date and on the second closing date will equal 87.8% of our outstanding common stock, thus requiring shareholder approval. In addition, the offering price of the common stock was below the market price of our common stock on the initial closing date. On September 13, 2004, we had 4,316,284 shares of common stock outstanding. On a fully-diluted basis, assuming the issuance of common stock upon conversion of our Series A Convertible Preferred Stock and the exercise of outstanding warrants and stock options, the shares and warrants issued at the initial closing and to be issued at the second closing represent approximately 30.3% of our common stock.

        In addition, Nasdaq Marketplace Rules require shareholder approval when an issuance of securities will result in a change in control of our company. Although we do not consider the transaction to result in a change in control under Nasdaq Marketplace Rules, if the transaction were to be so construed, approval of the issuance and sale of the shares and warrants would also be deemed to constitute approval of a change of control.

Securities Purchase Agreement

        Pursuant to the securities purchase agreement we entered into with certain accredited investors on September 17, 2004, we issued and sold to the investors at an initial closing held on the same date, 592,356 shares of common stock at $3.25 per share and issued to the investors and our private placement agents warrants to purchase an aggregate of 266,562 shares of common stock exercisable at $5.00 per share. We have agreed to issue and sell at the second closing an additional 2,022,253 shares of common stock and an aggregate of warrants to purchase 910,012 shares of common stock on the same terms and conditions, subject to approval by our shareholders. Subject to shareholder approval, the second closing shall occur no later than the third business day following satisfaction of all closing conditions or at another time agreed to by the parties to the purchase agreement. Funds from investors have been placed in an interest bearing escrow account (with the interest payable to the investors) pending the second closing.

        Termination.    If the second closing shall not have occurred by December 31, 2004, or if all other conditions to the second closing, including obtaining shareholder approval for the issuance and sale of the shares and warrants, have not occurred, the investors are relieved of their obligations under the securities purchase agreement and we will cause the subscription funds to be promptly returned to investors with accrued interest thereon from the date of the initial closing.

        Representations and Warranties.    In the securities purchase agreement we made representations and warranties relating to our organization and qualification, the authorization and enforcement of the agreement, the absence of conflicts, filings we have made with governmental authorities, requirements for consents and approvals, our capitalization, our SEC reports and financial statements, litigation, compliance with laws and other matters customary for transactions of this kind.

        Antidilution Provisions.    If, prior to the first anniversary of the initial closing with the investors, we issue any shares of common stock or common stock equivalents at less than $3.25 per share (subject to equitable adjustments for stock splits, recombinations and similar events) (the "Threshold Price"), then we will be obligated to issue additional shares of common stock to each investor for no additional consideration. The number of additional shares issuable to each investor would equal (a) the Threshold Price minus the lowest price per share of the common stock or common stock equivalents offered or sold that triggered such obligation divided by (b) the Threshold Price, multiplied by (c) the total number of shares issued or issuable to such investor pursuant to the securities purchase agreement. The requirement to issue such additional shares would not apply to an issuance and sale of common stock or common stock equivalents in connection with outstanding stock options, warrants, convertible securities or certain public offerings. Although we do not presently expect that we will be required to issue additional securities pursuant to such provisions, if we are required to issue additional securities, approval of the issuance and sale of the shares and warrants would also be deemed to constitute approval of the issuance of the additional securities. We have also agreed that for a period of six months following the second closing, we will not issue any "future priced securities" as described by Nasdaq Marketplace Rules.

        Participation Rights.    If, at any time prior to the one-year anniversary of the initial closing, we propose to issue any shares of common stock or common stock equivalents, then we will be obligated to first offer these new securities to the investors in the private placement and permit each investor to purchase these new securities in an amount equal to the investor's pro rata investment in the private placement, on the terms and conditions on which we propose to issue the new securities. The investors have a period of five business days after receipt of our notice to them to accept such offer. Amounts not purchased by an investor are reallocated to other investors. To the extent an investor does not accept the right to purchase the investor's pro rata portion of the new securities, we have 20 trading days to sell and issue all or any part of the new securities on the same terms. These participation rights do not apply to the issuance and sale of securities (a) to our employees, officers or directors for services, (b) pursuant to the private placement, (c) in a firm commitment underwritten public offering, (d) as consideration in connection with certain acquisitions, or (e) pursuant to the exercise of rights, options or warrants outstanding on September 17, 2004.

        Indemnification of Investors.    We have agreed to indemnify and hold the investors and their directors, officers, shareholders, partners, employees and agents harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses resulting from any misrepresentation, breach or inaccuracy of any representation, warranty or covenant we made in connection with the securities purchase agreement. We have also agreed to indemnify such parties for reasonable legal and other expenses as incurred.

        Shareholders' Meeting.    We have agreed to use reasonable best efforts to prepare and file preliminary proxy materials with the SEC within 14 days following the initial closing and to use our best efforts to hold a meeting of our shareholders not later than December 14, 2004, for the purpose, among others, of seeking approval from our shareholders for the issuance of the shares and warrants pursuant to the securities purchase agreement. We have also agreed that our board of directors will recommend to the shareholders that the shareholders vote in favor of that proposal and use our best efforts to solicit approval of the shareholders.

        Conditions to Closings.    The securities purchase agreement sets forth conditions precedent to the initial closing and the second closing, including requirements that:

  •
  our representations and warranties contained in the agreement are true and correct in all material respects as of the date when made and as of a closing date;

  •
  we have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the agreement and related transaction documents to be performed, satisfied or complied with by or prior to each closing;

  •
  no statute, rule, regulation, executive order, decree or injunction shall have been enacted or issued that would prevent consummation of the transactions contemplated by the agreement;

  •
  since the date of the execution of the agreement, there have been no events that could have a material adverse effect;

  •
  trading in our stock shall not have been suspended by the SEC or any trading market and our common stock shall have been listed for trading;

  •
  we have delivered all documents and instruments required to be delivered as a condition to closing;

  •
  certain shareholders of our company have delivered a voting agreement to the lead investor in the private placement;

  •
  we have delivered certificates of officers required by the agreement;

  •
  we have filed a Form 8-K with the SEC disclosing any information which we believe constitutes material, non-public information;

  •
  the initial closing shall have occurred no later than three business days after our receipt of the list of investors for the initial closing and no later than December 31, 2004 with respect to the second closing;

  •
  our shareholders shall have approved this proposal; and The Nasdaq Stock Market shall have approved our application for listing of shares and shall not have objected to the transactions contemplated by the agreement.

        Voting Agreement.    Three of our shareholders, Brewing Ventures LLC, Brew Buddies, L.L.C. and New Brighton Ventures, Inc., having voting power equal to 3,086,481 shares, entered into a voting agreement with SF Capital Partners, Ltd., the lead investor, whereby the shareholders agreed to vote in favor of the proposal to approve the issuance and sale of shares and warrants pursuant to the securities purchase agreement and against any actions that would result in a breach of any covenant, representation, warranty or other obligation under the voting agreement.

        Other Terms and Conditions.    Our common stock and related warrants are being sold in reliance on representations of purchasers that they are accredited investors within the meaning of Regulation D and are acquiring such securities for investment and not with a view to resale or distribution. Such securities may not be resold except pursuant to a registration statement under the Securities Act and applicable state laws, or pursuant to exemptions from such laws.

        After applicable holding periods have been met, common stock purchased on acquired upon exercise of the warrants may be sold pursuant to SEC Rule 144, if then available. The securities purchase agreement contains other terms and conditions as are customary for similar financing transactions.

Warrants

        Under the terms of the securities purchase agreement, each investor is entitled to receive a warrant for the purchase of one share of common stock for each 2.5 shares of common stock purchased. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $5.00 per share. At any time after the second anniversary of our initial closing, if the: (a) closing price of our common stock for 30 consecutive trading days after the second anniversary is equal to or greater than $10.00 per share, (b) shares purchasable upon exercise of our warrants are registered with the SEC pursuant to an effective resale registration statement or are freely transferable without volume restrictions pursuant to SEC Rule 144(k), and (c) we have honored previous warrant exercise notices, we may require cash exercise of the warrants of all but not less than all of the warrants not previously exercised. To the extent the holder of a warrant fails to exercise it following the date we call such warrants, the warrant is cancelled. Exercises by holders of our warrants and our ability to call such warrants are limited to the extent necessary to ensure that following the exercise of warrants, the total number of shares of common stock beneficially owned by a holder of warrants and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with a holder under the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding common stock. A similar restriction applies to prevent the exercise of a warrant by a holder that would result in beneficial ownership exceeding 9.999% of our issued and outstanding common stock.

        We have agreed to certain adjustments to the exercise price and number of warrant shares issuable upon exercise of the warrant resulting from stock splits, dividends, and fundamental transactions, such as mergers, sales of assets, tender or exchange offers or company reclassifications or exchanges. We have also agreed that if the company or any subsidiary, as applicable with respect to our common stock equivalents, issues securities of the company which entitled the holder to acquire common stock or securities convertible into or exchangeable for common stock at a price less than the closing price of our common stock on the initial closing date ($4.25), the exercise price of the common stock will be subject to adjustment on a weighted average basis. Such adjustment excludes issuances of stock pursuant to stock options and restricted stock awards pursuant to plans approved by our board of directors, shares of stock issued in connection with acquisitions approved by our board of directors, issuances of shares pursuant to outstanding rights, issuances of stock sold in firm commitment public offerings resulting in net proceeds to the company of in excess of $15,000,000; or issuances of our securities pursuant to the exercise of rights issuing to our agents in connection with the private placement. We have also agreed to permit cashless exercises of warrants by a holder who intends to resell warrant shares and is unable to sell them because a registration statement for the resale of shares is not effective.

        We may call and redeem the warrants for $5.00 per warrant upon not less than 10 trading days' prior written notice if, following the second anniversary of the initial closing, the closing price of our common stock equals at least $10.00 for 30 days. If a resale registration statement is not available for use by the warrant holder at the time of exercise, the warrants may be exercisable on a cashless basis.

        The warrants contain anti-dilution provisions providing for weighted-average adjustments in connection with the issuance of any equity security, warrants, rights or any security convertible or exchangeable into the foregoing at a price less than the exercise price. No fractional shares will be issued upon exercise of the warrants, but, instead of any fraction of a share which would otherwise be issuable, we will pay a cash adjustment in respect of such fraction.

Registration Rights Agreement

        In connection with the securities purchase agreement, we entered into a registration rights agreement with the investors whereby we agreed to prepare and file with the SEC registration statements covering the resale of all registrable securities on a continuous basis pursuant to a "shelf" registration statement, and to use our best efforts to keep the registration statement effective until the earlier of the fifth anniversary after its effective date or the date on which all of such securities have been sold or may be sold by the holders pursuant to SEC Rule 144(k). Such registration statement(s) will be at the expense of our company. If a registration statement is not filed on or before its filing date, or a registration statement is not declared effective on or prior to a required effectiveness date, or after its effective date, a registration statement ceases to be effective for more than an aggregate of 20 trading days in any 12-month period, we have agreed to pay each holder an amount as liquidated damages equal to 1.0% of the aggregate investment amount paid by the holder for shares pursuant to the securities purchase agreement and on each monthly anniversary of our failure to effect such registration. We have also agreed to customary provisions with respect to the indemnification of investors, their officers, directors, agents, investment advisors, partners, members and employees and controlling persons against losses and expenses incurred or arising out of untrue or alleged untrue statements of material fact in any registration statement or prospectus, and the holders have agreed to indemnify our company, directors, officers, agents, employees and controlling persons against losses arising out of an investor's failure to comply with prospectus delivery requirements or any untrue statement of material fact in any registration statement or prospectus furnished by an investor in writing for use therein.

Interests of Certain Persons in the Private Placement

        At a meeting of the board of directors of the company on June 15-16, 2004, our board discussed our company's planned expansion and the need to raise additional capital to fund that expansion. At the meeting, the board interviewed and had discussions with six broker-dealers who sought to provide investment banking services to our company. At a telephonic board meeting held on July 8, 2004, the board authorized management to engage Craig Hallum Capital Group, LLC to effect a private placement of our securities in an amount under $5.0 million. The board noted that, if an offering of $5.0 million or more were pursued, our company would have to reach an agreement with Aethlon Capital, which had a right of first refusal to serve as our agent in such private placement. Subsequently, we entered into an investment banking agreement with Craig Hallum with respect to a private placement anticipated to be in the range of $4.9 million.

        After contacting institutional investors, Craig Hallum advised us of proposed terms and conditions on which we could effect the sale of approximately $4,999,000 of our equity securities in the private placement described above. At a meeting on September 3, 2004, our board approved the terms of a private placement of up to $4,999,000. At such time, no insiders of the company were to participate as investors in the offering.

        On September 9, 2004, our board of directors met to consider a variety of matters, including a proposal to increase the size of the private placement. We determined that additional demand for our securities existed and that it would be desirable to raise additional capital to support our business expansion planned in 2005, 2006 and 2007, during which period we intend to expand by as many as 16 stores. After an extensive discussion, the board approved subject to shareholder approval, an increase in the amount of the private placement from $4,999,000 to up to $8,500,000, on the terms and conditions of the private placement previously approved, involving the sale of common stock at $3.25 per share and the issuance of a warrant to purchase one share of common stock for each 2.5 shares purchased by an investor.

        Subsequent to this meeting on September 9, 2004, three of our directors, Eugene E. McGowan, Dermot F. Rowland and Bruce H. Senske, advised us of their interest in participating in the private placement. The possible participation by these individuals was discussed by our management and legal counsel. On September 13, 2004, the matter was discussed with and considered by James G. Gilbertson, a member of the audit committee. Mr. McGowan and Mr. Rowland also members of the audit committee, abstained from these discussions. Mr. Gilbertson acting as the audit committee considering proposed transactions with insiders, considered the proposed investments of Messrs. McGowan, Rowland and Senske. The audit committee determined that the sale to Messrs. McGowan, Rowland and Senske would be consistent with our company's best interests as such sales could be accomplished on a rapid basis with these individuals who were prepared to invest immediately to allow our company to complete the transaction by mid-September 2004, subject to shareholder approval. Mr. Gilbertson also considered the fact that the terms of the private placement were negotiated on an arms-length basis with the lead investor, prior to any participation or proposed participation by Messrs. McGowan, Rowland and Senske.

        The approval was for the purpose of the company's compliance with Nasdaq Marketplace Rule 4350(h) that provides that listed issuers must conduct an appropriate review of all related parties transactions and disclose the same pursuant to SEC Regulation S-K, Item 404. Subsequently, Mr. Rowland agreed to purchase $52,000 of our securities (16,000 shares and 6,400 warrants); Mr. Senske agreed to purchase $35,000 of our securities (10,769 shares and 4,308 warrants); and Mr. McGowan, participating through an entity consisting of accredited investors known as Granite Partners, LLC, agreed to purchase $1,383,000 of our securities (425,538 shares and 170,215 warrants).

        Due to the foregoing irrevocable commitment to purchase, Granite Partners, LLC became a beneficial owner of more than 5% of our common stock. Mr. McGowan is also an affiliate of Brew Buddies, L.L.C., which, through ownership of our Series A Convertible Preferred Stock, beneficially owns more than 5% of our common stock and Series A Convertible Preferred Stock on an as-if-converted basis. As a result of his direct and indirect holdings, including his interests in Granite Partners and Brew Buddies, Mr. McGowan beneficially owns approximately 26.8% of our common stock and Series A Convertible Preferred Stock on an as-if-converted basis. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions."

        In addition to the purchase of our securities in the private placement by our directors, Whitebox Intermarket Partners, L.P. has agreed to purchase $1,500,000 of our securities (461,538 shares and 184,615 warrants). Due to the foregoing irrevocable commitment to purchase, Whitebox Intermarket Partners became a beneficial owner of more than 5% of our common stock. On information and belief, Andrew J. Redleaf, who, based upon his ownership of our Series A Convertible Preferred Stock and warrants to purchase common stock, beneficially owns over 5% of our common stock and Series A Convertible Preferred Stock on an as-if-converted basis, has beneficial ownership or control of Whitebox Intermarket Partners. As a result of his direct and indirect holdings, including his interest in Whitebox Intermarket Partners, Mr. Redleaf beneficially owns approximately 10.2% of our common stock and Series A Convertible Preferred Stock on an as-if-converted basis. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions."

Dissenters' Rights

        Under applicable Minnesota law, our shareholders are not entitled to dissenters' or appraisal rights with respect to approval of the sale of our securities in the second closing.

Required Vote

        The affirmative vote of holders of a majority of the voting securities present in person or represented by proxy at the annual meeting is required to approve the issuance. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

        The board of directors recommends that the shareholders vote FOR approval of the issuance and sale, at the second closing of our private placement, of 2,022,253 shares of common stock at $3.25 per share and the issuance of warrants to purchase 910,012 shares of common stock exercisable at $5.00 per share, consisting of warrants to purchase 808,900 shares issuable to investors and warrants to purchase 101,112 shares issuable to our private placement agents.

PROPOSAL NO. 2
PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO GRANT THE BOARD THE
AUTHORITY TO DETERMINE FROM TIME TO TIME THE NUMBER OF
DIRECTORS TO BE ELECTED BY THE SHAREHOLDERS

Background

        The number of directors constituting the full board of directors is determined pursuant to Section 3.2 of our company's bylaws. That section set the initial number of directors at two, but authorized the board to increase the number of its members. Since adoption of the bylaws, the board has exercised its authority to increase its size to eight directors as of the end of fiscal year 2003. Pursuant to the recommendation of our Corporate Governance and Nominating Committee, the board has designated seven nominees for election to the board. Although the board is entitled to fill the vacancy that will exist following the annual meeting, it has elected not to do so because it believes that a seven member board enables it to conduct its business in a productive and efficient manner at this time.

        The board has adopted, subject to shareholder approval, an amendment to Section 3.2 of our bylaws that would empower it to set the number of directors permitted to serve on the board from time to time prior to meetings of shareholders. Whether or not the proposal is adopted, the board currently plans to retain its size following the annual meeting at seven directors, subject to its rights thereafter to change from time to time the size of the board if determined to be in the interests of our company and our shareholders.

Description of the Amendment

        The board of directors of our company has approved, subject to shareholder approval, an amendment to our company's bylaws. The board is requesting approval by the shareholders of the following amendment to Section 3.2 of the bylaws, which would delete the existing section in its entirety and replace it with the following:

          Section 3.2    Number, Qualifications and Term of Office.    The number of directors shall be determined from time to time by resolution adopted by the board of directors adopted prior to any meeting of the shareholders. The board of directors may increase the number of directors and fill the vacancy or vacancies created thereby. Directors need not be shareholders. Each of the directors shall hold office until the regular meeting of the shareholders next held after his election, until his successor shall have been elected and shall qualify, or until he shall resign or shall have been removed as hereinafter provided.

Reasons for the Amendment

        Our board of directors believes that gaining the flexibility to determine the size of the board, while preserving the ability to increase the size of the board will enhance the productivity and efficiency of its operation. Consequently, the board has determined that adoption of the foregoing amendment would be in the best interests of our company.

Required Vote

        Approval of the proposed amendment to Section 3.2 of our bylaws requires the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote at the meeting. An abstention will have the same effect as a vote against the proposal and a broker non-vote will not be treated as voting in person or by proxy on the proposal. The board of directors recommends a vote FOR this proposal.

PROPOSAL NO. 3
ELECTION OF DIRECTORS

Nominees

        Seven persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no family relationships between any director or officer.

        It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees listed in the table below, except for those proxies that withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees. If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the proxies may recommend in the place of such nominee. We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Required Vote

        The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the board of directors. The board of directors recommends that shareholders vote FOR the nominees listed below.

Name	Age	Principal Occupation	Position with Company	Director Since
William E. Burdick	63	Chairman of the Board, Brewmaster and Director of Granite City	Chairman of the Board, Brewmaster and Director	1997
Steven J. Wagenheim	50	President, Chief Executive Officer and Director of Granite City	President, Chief Executive Officer and Director	1997
James G. Gilbertson	43	Chief Financial Officer of Navarre Corporation	Director	1999
Eugene E. McGowan	68	President of The McGowan Group	Director	2003
Arthur E. Pew III	71	Private Investor	Director	1997
Dermot F. Rowland	67	Private Investor	Director	2004
Bruce H. Senske	49	Managing Director and Co-Founder of Genoa Business Advisors LLC	Director	1999

Business Experience

        William E. Burdick, Chairman of the Board, Brewmaster and director, is one of our founders. Mr. Burdick has over 30 years experience in the restaurant, hospitality and brewing industry in both corporate and private ownership positions. Mr. Burdick was the President and shareholder of Sherlock's Home Restaurant Pub and Brewery from 1989 through 2002. Mr. Burdick is a brewing chemist with a Bachelor's degree in microbiology from Brown University, and a graduate of Harrist-Watt University, Edinburgh, Scotland, with a Master's degree in brewing science. Mr. Burdick writes for several brewing publications and lectures widely on brewing, brewing history and brewing science.

        Steven J. Wagenheim, President, Chief Executive Officer and director, is also one of our founders. Mr. Wagenheim has over 25 years of hospitality industry experience as corporate executive, owner/operator, manager and consultant for hotels, resorts, and individual and multi-unit restaurant operations. Mr. Wagenheim is the Chief Executive Officer and principal shareholder of New Brighton Ventures, Inc., which operates a Champps Americana restaurant in New Brighton, Minnesota. Since 1989, Mr. Wagenheim has been involved in the expansion and operations of Champps restaurants, holding positions with Champps Entertainment, Inc., Champps Development Group, Inc. and Americana Dining Corporation. Mr. Wagenheim received his Bachelor's degree from Michigan State University and an Associate's Degree in Culinary Arts from the Culinary Institute of America.

        James G. Gilbertson became one of our directors in November 1999. Mr. Gilbertson has served as Chief Financial Officer of Navarre Corporation, a major distributor of music, software, video games, interactive CD-ROM products and DVD videos, since January 2001. In January 2003, he was appointed to the board of directors of Navarre Corporation. Mr. Gilbertson held various positions at iNTELEFILM Corporation, an entity engaged in television commercial production, from July 1992 through January 2001, including serving as Co-President from August 2000 through January 2001, Chief Operating Officer from April 1996 through January 2001, and Chief Financial Officer from July 1992 through December 1999. Mr. Gilbertson served as a Chief Operating Officer of Harmony Holdings, Inc., a corporation involved in the production of television commercials, music videos and related media, from April 1998 through January 2001. He also served as Chief Executive Officer, President and a director of webADTV.com, Inc., a corporation involved in Internet enabling the advertising campaign process, from January 2000 through January 2001.

        Eugene E. McGowan became one of our directors in 2003. Since 2001, Mr. McGowan has been the President and Chief Executive Officer of The McGowan Group which provides consulting in the areas of strategic planning, business development, sales, training and marketing. In 1985, he joined Piper Jaffray, Inc. and in 1999 was promoted to Chief Operating Officer of Individual Investor Services with US Bancorp Piper Jaffray where he directed the day-to-day activities of over one hundred branch offices. Mr. McGowan has business relationships with Brew Buddies. For more information regarding such relationships, please review "Certain Relationships and Related Transactions."

        Arthur E. Pew III became one of our directors in August 1997. Retired since 1990, Mr. Pew is a director of the Pew Charitable Trusts and the Glenmede Trust Company, N.A., both in Philadelphia, Pennsylvania.

        Dermot F. Rowland founded Timber Lodge Steakhouse, Inc. and served as its Chairman of the Board, Chief Executive Officer, Treasurer and Director from 1989 to 1998. Prior to forming Timber Lodge, Mr. Rowland was involved in the formation and management of Homestyle Buffets, Inc. He Co-founded Homestyle in 1986 and served as its Chairman of the Board, President and Chief Executive Officer until 1991. From 1973 to 1986 Mr. Rowland served as President of Rowland Companies, Inc., and its subsidiary, Diversified Construction Company, a general contractor, in such capacity he assisted in the site selection, architectural planning and design, and was responsible for the development of various building projects including restaurants for chains such as Buffets, Inc., Godfather Pizza and Red Lobster.

        Bruce H. Senske became one of our directors in November 1999. Over the last six years, he has been part of the senior management teams of more than 15 businesses. Mr. Senske is the Managing Director and co-founder of Genoa Business Advisors LLC, a management advisory firm advising mid market companies in the areas of operations, finance and organizational design and development. Between June 2001 and January 2003, Mr. Senske co-founded and was a managing director of Volition Advisory Group, LLC, a management advisory firm specializing in assisting companies in transition. From June 1998 until May 2001, Mr. Senske was a Managing Partner at Manchester Companies, a private investment and management-consulting firm formed in 1993. From September 1999 to September 2000, he served as Interim Chief Executive Officer of Telident, Inc., an entity which designed, manufactured and marketed proprietary hardware and software systems to provide the exact location of a 911 telephone call. Mr. Senske served as President, Chief Executive Officer, Chief Financial Officer and Treasurer of U-Ship, Inc., a NASDAQ company, from 1993 to 1998.

Board Meetings and Committees

        The board of directors held five meetings during our last fiscal year. Each of the incumbent directors attended all of the meetings of the board and of those committees on which he served, except that Mr. Pew was unable to attend two board meetings and one compensation committee meeting. The board of directors has also established audit, compensation, and corporate governance and nominating committees, all of which consist of only non-employee directors. The members of our audit committee are independent, as independence is defined by applicable NASD listing standards. In addition, each member of our audit committee is independent as defined in Exchange Act Rule 10A-3. Current copies of the charters of the audit committee and the corporate governance and nominating committee appear as appendices to this proxy statement, may be found on our website at www.gcfb.net and are available in print upon written request to Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller.

        The audit committee, which consists of Messrs. Gilbertson, Rowland and Senske, is responsible for (a) assisting the board in fulfilling its responsibility to oversee (1) the accounting and financial reporting processes of our company and the audits of our company's financial statements, including the integrity of our company's financial statements, (2) our company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of our company's independent auditors, and (b) preparing the audit committee report that is required by the rules of the SEC to be included in our company's annual proxy statement. Our board of directors has adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Appendix A. The audit committee met four times during our last fiscal year. Mr. Rowland joined the audit committee effective May 21, 2004.

        The compensation committee, which consists of Messrs. McGowan, Pew and Senske, determines and establishes the salaries, bonuses and other compensation of our executive officers. The compensation committee met twice during our last fiscal year.

        The corporate governance and nominating committee, which consists of Messrs. McGowan, Pew and Rowland, monitors the implementation and operation of our company's corporate governance guidelines; reviews the adequacy of the corporate governance guidelines and makes recommendations to the board with respect to appropriate modifications; identifies and reviews measures to strengthen the operation of the corporate governance guidelines; prepares and supervises the implementation of the board's annual reviews of director independence and the board's performance and oversees the board's processes for evaluation of management; identifies, reviews and evaluates candidates for election as director who meet the standards set forth in the corporate governance guidelines; advises the board with respect to other matters relating to the governance of our company; and carries out such other tasks as the board may from time to time delegate to the committee. Our board of directors has adopted a written charter for the corporate governance and nominating committee, a copy of which is attached to this proxy statement as Appendix B. Messrs. McGowan, Pew and Rowland are independent (as independence is defined by Rule 4200(a)(15) of the NASD's listing standards). The corporate governance and nominating committee did not meet during our last fiscal year.

Audit Committee Matters

        We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. James G. Gilbertson, Bruce H. Senske and Dermot F. Rowland are the members of our audit committee.

        Under applicable Nasdaq Marketplace Rules, each member of our audit committee must (i) be independent as defined under Nasdaq Marketplace Rule 4200(a)(15); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Our board of directors has determined that Messrs. Gilbertson, Senske and Rowland meet the applicable requirements. In addition, at least one member of our audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our board of directors has determined that Messrs. Gilbertson, Senske and Rowland meet these requirements.

Audit Committee Financial Expert

        Our board of directors has determined that James G. Gilbertson is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B.

Audit Committee Report

        Our audit committee has:

  •
  reviewed and discussed with management the audited financial statements with respect to the year ended December 28, 2003;

  •
  discussed with Schechter, Dokken, Kanter, Andrews & Selcer Ltd. the matters required to be discussed by Statement on Auditing Standards No. 61;

  •
  discussed with Schechter, Dokken, Kanter, Andrews & Selcer Ltd. their independence; and

  •
  received the written disclosures and the letter from Schechter, Dokken, Kanter, Andrews & Selcer Ltd. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees).

        Based on the above-referenced review and discussions, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 28, 2003 for filing with the Securities and Exchange Commission.

                      /s/ James G. Gilbertson
                      /s/ Bruce H. Senske

Corporate Governance and Nominating Committee Procedures

        The corporate governance and nominating committee identifies, reviews and evaluates candidates for election as director who meet the standards set forth in our company's corporate governance guidelines. The committee does not evaluate proposed nominees differently depending upon who has made the recommendation; however, the committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of our company. The committee has not to date paid any third party a fee to assist in the nomination process.

        The committee may consider nominees suggested by directors, management and shareholders. It is the committee's view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom. However, prior to nominating an existing director for re-election to the board, the committee will consider and review an existing director's qualifications and performance. Where there is no qualified and available incumbent, or where there is a vacancy or a desire to increase the size of the board, the committee will identify and evaluate new candidates. The committee will solicit recommendations for nominees from persons that it believes are likely to be familiar with qualified candidates. These persons may include members of the board and management. The committee may also determine to engage a professional search firm. Based upon all available information, the committee recommends to the board candidates who, in the view of the committee, are most suited for board membership.

        In making its selections, the committee will also evaluate candidates proposed by shareholders. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the committee does not perceive a need to increase the size of the board. The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Nomination Procedures

        To submit a recommendation of a director candidate to the corporate governance and nominating committee, a shareholder must submit the following information in writing, addressed to the Chairman of the Committee, care of the Corporate Secretary, at the main office of Granite City Food & Brewery Ltd.:

  (1)
  The name of the person recommended as a director candidate;

  (2)
  All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

  (3)
  The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

  (4)
  As to the shareholder making the recommendation, the name and address, as they appear on the books of Granite City Food & Brewery Ltd., of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock; and

  (5)
  A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

        In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the committee as provided under "Shareholder Proposals for 2005 Annual Meeting."

Minimum Qualifications

        The committee believes that members of the board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of management, and monitor adherence to principles of sound corporate governance. It is therefore the policy of the committee that all persons nominated to serve as a director of our company should possess the following minimum qualifications: personal integrity and ethical character; absence of conflicts of interest; fair and equal representation of our company's constituencies; demonstrated achievement in one or more fields; ability to function effectively in an oversight role; business understanding; and availability.

        In approving candidates, the committee will also assure that: at least a majority of the directors are independent; at least three of the directors satisfy the financial literacy requirements for service on the audit committee; at least one of the directors qualifies as an "audit committee financial expert;" at least some of the independent directors have experience as senior executives of a public or substantial private company; and at least some of the independent directors have general familiarity with our company's industry.

        Further, the committee will seek to promote through the nomination process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

Voting Agreement

        In 2002, Brewing Ventures LLC, our largest shareholder, executed a voting agreement which provided that it would vote its shares in favor of the election of one individual to our board of directors as designated by Brew Buddies or Bluestem. Pursuant to such agreement, Eugene E. McGowan was nominated and elected to our board of directors in 2003.

Shareholder Communications with Board Members

        Our board of directors has provided the following process for shareholders to send communications to our board and/or individual directors. All communications from shareholders should be addressed to Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller. Communications to individual directors may also be made to such director at our company's address. All communications sent to a member of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the Chief Financial Officer will be reviewed by her to ensure that such communications relate to the business of the company before being reviewed by the board.

        All of our directors are expected to attend the annual meeting of shareholders. We generally hold a board meeting coincident with the shareholders' meeting to minimize director travel obligations and facilitate their attendance at the shareholders' meeting. All directors attended the 2003 Annual Meeting of Shareholders.

EXECUTIVE COMPENSATION

        The following table sets forth information with respect to compensation paid by us to our Chief Executive Officer (the "Named Executive Officer") during the three most recent fiscal years. We agreed with our Chief Executive Officer that no salary would be paid to him through 2002.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options
	Year	Salary	Bonus
Steven J. Wagenheim(1) President, Chief Executive Officer and Director	2003 2002 2001	$113,231 0 0	$0 0 0	80,000 0 25,000

(1)
Our board of directors established a $160,000 annual salary for Mr. Wagenheim effective April 1, 2003. He received stock options as compensation for his services through March 30, 2003.

        The following table sets forth each grant of stock options during the last fiscal year to the Named Executive Officer. No stock appreciation rights were granted during the last fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price ($/share)	Expiration Date
Steven J. Wagenheim	30,000 50,000	5.6 9.3	% %	$2.45 3.62	02/11/13 10/24/13

        The following table sets forth information concerning the unexercised options held by the Named Executive Officer as of the end of the last fiscal year. No options were exercised by Named Executive Officer during the last fiscal year. No stock appreciation rights were exercised by the Named Executive Officer during the last fiscal year or were outstanding at the end of that year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven J. Wagenheim	60,000	65,000	$72,400	$26,650

(1)
Market value of underlying securities at fiscal year end minus the exercise price.

Compensation of Directors

        Under our 1997 Director Stock Option Plan, directors who are not employed by us are entitled to receive annual stock option grants for the purchase of 15,000 shares.

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

        We entered into an employment agreement with Steven J. Wagenheim on December 14, 1999. Under the terms of the agreement, Mr. Wagenheim agreed to serve in his current office and capacity for a period of two years. The agreement contains non-competition provisions whereby Mr. Wagenheim will not acquire any direct or indirect interest in any casual dining or microbrewery business within our markets. The agreement includes a change in control provision that would entitle Mr. Wagenheim to receive severance pay equal to 18 months of salary if there is a change in control in our company and his employment terminates. We have also agreed to reimburse Mr. Wagenheim for his reasonable and necessary business expenses. The agreement permits him to participate in any fringe benefit programs for which he is eligible. As noted above, we agreed with Mr. Wagenheim that no salary would be paid to him through 2002, and that compensation payable to him thereafter would be determined by our board. It was further agreed that if the compensation level we established for Mr. Wagenheim was not acceptable to him, his compensation level would be established by mediation or binding arbitration. As further consideration for the agreement, we granted a non-statutory stock options to Mr. Wagenheim in 1999, 2001 and 2003. At a meeting held in February 2003, our board of directors established a $160,000 annual salary for him effective April 1, 2003. At a meeting held in March 2004, our board of directors increased Mr. Wagenheim's annual salary to $175,000 effective July 1, 2004. Unless either Mr. Wagenheim or our company provides the other with written notice of intention not to renew at least 30 days prior to the expiration of any extension term, the agreement will automatically extend for an additional six-month period at the expiration of each extension term.

PROPOSAL NO. 4
ADOPTION OF AMENDMENT TO 1997 DIRECTOR STOCK OPTION PLAN

General

        The board of directors previously adopted our 1997 Director Stock Option Plan. The purpose of the plan is to attract and retain the best available individuals to serve as directors of our company, to provide additional incentive to such persons and to encourage continued service by such persons on our board. Under the plan, each non-employee member of the board of directors is automatically granted initial and annual awards of non-statutory options to purchase 15,000 shares of common stock. As of September 30, 2004, options to purchase 320,000 shares of common stock had been issued under the plan and a total of 40,000 shares of common stock remained reserved for issuance under the plan. A general description of the plan is set forth below, but such description is qualified in its entirety by reference to the full text of the plan.

Description of the Plan

        Eligibility.    Directors of our company who are not employees of our company are eligible to receive options under the plan. As of September 30, 2004, we had six non-employee directors who were eligible to receive awards under the plan.

        Option Terms and Conditions.    The term of each option granted under the plan is five years. Each option granted under the plan become exercisable in full 12 months after the date of grant. Each option is exercisable only while the non-employee director serves as a non-employee director of the company, and for a period of 12 months after ceasing to be a non-employee director of the company.

        Exercise Price.    The exercise price for an option granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. As of September 29, 2004, the closing price on The Nasdaq Stock Market of our common stock was $4.30 per share.

        Administration.    The plan is administered by the compensation committee of the board of directors. This committee has complete discretion to interpret the plan and to make all other decisions relating to the operation of the plan. This committee also has the authority to accelerate the vesting of, or extend the duration of, any option granted under the plan.

        Form of Consideration.    Upon exercise of options granted under the plan, the consideration to be paid for the shares to be issued may be paid in cash or in such other form of consideration as the board or compensation committee may determine to be appropriate.

        Transferability of Options.    Except as provided by the compensation committee, no option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and an option may be exercised during the lifetime of the optionee only by the optionee.

        Change in Control.    Upon a change in control (as defined in the plan), an award will become fully exercisable as to all shares subject to such award.

        Amendment.    In general, the board may amend or terminate the plan at any time. If any amendment to the plan requires shareholder approval for the continued applicability of Rule 16b-3 under the Exchange Act, or for initial or continued listing of our company's securities upon any exchange or Nasdaq, then such amendment must also be approved by the shareholders. Unless the plan is terminated by the board at an earlier date, the plan shall continue in effect until July 29, 2007.

        Anti-dilution Provisions.    The board of directors will equitably adjust the maximum number of shares of common stock reserved for issuance under the plan in the event of stock splits or consolidations, stock dividends or other transactions in which our company receives no consideration.

Proposed Plan Amendment

        The board has approved, subject to shareholder approval, an amendment to the plan which would increase the number of shares of common stock which may be optioned and sold under the plan from 360,000 to 590,000. A copy of the proposed amendment is attached to this proxy statement as Appendix C. The board believes that this amendment will advance the interests of our company and our shareholders by continuing to provide incentive to non-employee directors to serve on our board and facilitating an increase in the proprietary interests of non-employee directors in our company.

Federal Income Tax Consequences

        The following is a brief summary of the principal federal income tax consequences generally applicable to awards under the plan. The grant of an option under the plan is not expected to result in any taxable income for the recipient. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and our company will be entitled at that time to a tax deduction in the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequences to our company in connection with dispositions of shares acquired under an option. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

New Plan Benefits

        The following table shows the number of options that, based upon six non-employee directors, would be automatically granted under the plan, subject to shareholder approval of the proposed amendment, during the upcoming fiscal year.

1997 Director Stock Option Plan

Name and Position	Dollar Value	Number of Shares
Steven J. Wagenheim President, Chief Executive Officer and Director	0	0
Executive Group	0	0
Non-Executive Director Group	*	90,000
Non-Executive Officer Employee Group	0	0

*
Indeterminable.

Required Vote

        The affirmative vote of holders of a majority of the voting securities present in person or represented by proxy at the annual meeting is required to approve the amendment. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The board of directors considers the amendment to be in the best interests of our company and our shareholders and recommends that you vote FOR adoption of the amendment to the plan.

PROPOSAL NO. 5
ADOPTION OF AMENDMENT TO 2002 EQUITY INCENTIVE PLAN

General

        To provide us with the flexibility to issue stock options in the coming years, the board of directors previously adopted, and our shareholders previously approved, our 2002 Equity Incentive Plan. The board of directors initially reserved 600,000 shares of common stock for issuance under the plan and additional shares of common stock that will become available for issuance under the plan each year, which number of shares shall equal the greater of (a) 80,000 or (b) 2.0% of the outstanding shares of common stock on January 1 of each year, or a lesser amount determined by a committee of the board of directors responsible for administering the plan. As a consequence of such automatic annual increases, the number of shares presently reserved for issuance under the plan is 762,287 shares. Independent of whether our shareholders approve this proposal, the number of shares reserved for issuance under the plan will continue to increase automatically every January 1 as provided therein.

Description of the Plan

        Purpose.    The purpose of the plan is to promote the long-term financial interest of our company and any related company by (a) attracting and retaining employees and other individuals providing services to our company, (b) motivating such individuals, by means of appropriate incentives, to achieve long-range goals, (c) providing incentive compensation opportunities that are competitive with those of other similar companies, and (d) conforming participants' interests with those of our shareholders through compensation based on our company's common stock.

        Term.    The term of the plan shall be unlimited in duration. However, no incentive stock options may be granted under the plan on a date that is more than ten years from the earlier of (a) the effective date of the plan or (b) the date the plan is approved by our shareholders. Further, the plan may be terminated at any time, provided that such termination will not adversely affect options then outstanding.

        Administration.    The plan is administered by the compensation committee of our board of directors. The committee has authority and discretion (a) to determine whether and to what extent any award or combination of awards will be granted, (b) to select from among eligible individuals those persons who will receive awards, (c) to determine the number of shares of common stock to be covered by each award, (d) to establish the terms, conditions, performance criteria, restrictions and other provisions of such awards, (e) to determine the treatment of awards upon the eligible individual's retirement, disability, death, or other termination of employment or service; (f) to cancel or amend the terms of any award, (g) to interpret the plan, and (h) to delegate any of its powers to any member of the committee or to any other person. The committee may establish, amend and rescind any rules and regulations relating to the plan and make all other determinations that may be necessary or advisable for the administration of the plan. The committee may also grant awards as alternatives to or replacements of awards outstanding under the plan or any other plan or arrangement.

        Eligibility.    All employees of our company or any subsidiary are eligible to receive incentive stock options pursuant to the plan. All (a) common law employees, prospective employees or officers of our company or any subsidiary, (b) members of our board of directors, (c) consultants and advisors to our company, and (d) employees of any related company or business partner of our company are eligible to receive non-qualified stock options. Approximately 1,017 persons were eligible to receive awards pursuant to the plan as of September 30, 2004.

        Options.    When an option is granted under the plan, the committee, in its discretion, specifies the exercise price, the type of option to be granted, and the number of shares which may be purchased upon exercise of the option. The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date of grant. However, with respect to any incentive stock option granted to a holder of more than 10% of our outstanding common stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. The fair market value of our common stock equals the closing price of our common stock as reported on The Nasdaq Stock Market on the date the option is granted. For awards that are intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m) of the Internal Revenue Code), no more than 150,000 shares of common stock may be subject to such awards granted to any one individual during any one-calendar-year period. As of September 29, 2004, the closing price on The Nasdaq Stock Market of our common stock was $4.30 per share.

        The term during which an option may be exercised and whether an option will be exercisable immediately, in stages or otherwise are set by the committee, but the term of any incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, cashier's check, our common stock valued at then fair market value and acceptable to the committee, or a combination of these methods. Except as otherwise provided by the committee, awards granted under the plan are nontransferable during the life of the optionee.

        The committee determines the form of stock option agreements used for options granted under the plan. Such agreements govern the right of an optionee to exercise an option upon termination of employment or affiliation with our company during the life of an optionee and following an optionee's death. The board of directors or the committee may impose additional or alternative conditions and restrictions on any type of option granted under the plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be deemed an incentive stock option under Section 422 of the Internal Revenue Code.

        Restricted Stock.    Grants of restricted stock may be made by the committee, subject to the terms and provisions of the plan, at any time and in such amounts as the committee shall determine. Each grant of restricted stock and/or the vesting thereof may be conditioned upon the completion of a specified period of service with our company or a related company, upon the attainment of specified performance objectives or upon such other criteria as the committee may determine. Voting rights and rights to receive dividends shall be determined by the committee.

        Tax Offset Payments.    Grants of tax offset payments may be made by the committee in its discretion subject to the terms and provisions of the plan. Tax offset payments shall not exceed the amount necessary to pay applicable federal, state, local and other taxes payable with respect to an award. Tax offset payments shall be paid solely in cash.

        Change in Control.    Upon a change in control (as defined in the plan), all or a portion of an outstanding stock option (as determined by the committee) will become fully exercisable and vested and the restrictions applicable to all or a portion of a restricted stock award (as determined by the committee) will lapse and such shares shall be deemed fully vested if (a) such award is not assumed by the surviving corporation or its parent or (b) the surviving corporation or its parent does not substitute such award with another award of substantially the same terms.

        Amendment.    The committee may amend or terminate the plan, or any part thereof, at any time, provided, however, that no amendment or termination may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee. An amendment shall be subject to the approval of our shareholders only to the extent required by applicable law, rule, or regulation.

        Anti-dilution Provisions.    In the event of a corporate transaction involving our company, including without limitation any stock dividend, combination or reverse stock split, sale of substantially all assets, recapitalization, reorganization, merger, consolidation, split-up, spin-off, distribution of assets or other change in corporate structure, the committee may adjust or substitute awards to preserve the benefits or potential benefits of the awards. Actions by the committee may include (a) adjustment of the number and kind of shares which may be delivered under the plan, (b) adjustment of the number and kind of shares subject to outstanding awards, (c) adjustment of the exercise price of outstanding options, and (d) any other adjustments that the committee determines to be appropriate.

Proposed Plan Amendment

        The board has approved, subject to shareholder approval, an amendment to the plan which would increase the number of shares of common stock which may be awarded under the plan from 762,287 to 1,062,287 shares. A copy of the proposed amendment is attached to this proxy statement as Appendix D. On January 1st of each year, the aggregate number of shares of stock that may be awarded under the plan automatically increases by the greater of (a) 80,000 shares of stock or (b) 2.0% of the outstanding shares of stock on such date. Independent of whether our shareholders approve this proposal, the number of shares reserved for issuance under the plan will continue to increase automatically every January 1 as provided therein. The board believes that this amendment will advance the interests of our company and our shareholders by continuing to provide incentive to eligible participants and facilitating an increase in the proprietary interests of such persons in our company.

Federal Income Tax Consequences

        Incentive Stock Options.    Under present law, an optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 15%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Internal Revenue Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

        Non-statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of our company is subject to tax withholding by our company. The applicable withholding rate for income realized upon exercise of non-qualified stock options is 25%. Unless limited by Section 162(m) of the Internal Revenue Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as a long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15% (lower rates may apply depending upon when the shares are acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

        Restricted Stock.    Restricted stock awards are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. A restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to our company. Because the restricted stock grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the restricted stock is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the restricted stock and the fair market value of the restricted stock on the date the restricted stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by our company. Unless limited by Section 162(m) of the Internal Revenue Code, our company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

        Tax Offset Payments.    In the year of receipt of a tax offset payment, the recipient will have taxable ordinary income, equal to the amount of the tax offset payment. In the case of a recipient who is also an employee, any tax offset payment will be subject to tax withholding by our company. Unless limited by Section 162(m) of the Internal Revenue Code, our company will be entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

        The foregoing is only a summary of the general effect of federal income taxation upon the optionee or recipient and our company with respect to the grant and exercise of options and awards under the plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee's or recipient's death or the income tax laws of any municipality, state or foreign country in which the optionee's or recipient's income or gain may be taxable.

New Plan Benefits

        Future awards to be received by or allocated to particular participants under the plan are not presently determinable.

Required Vote

        The affirmative vote of holders of a majority of the voting securities present in person or represented by proxy at the annual meeting is required to approve the amendment. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The board of directors considers approval of the amendment to be in the best interests of our company and our shareholders and recommends that you vote for approval of the amendment.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of the end of the most recently completed fiscal year with respect to compensation plans under which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	1,062,000		$3.00	360,000	(1)
Equity compensation plans not approved by security holders	609,431	(2)	$2.86	0
Total	1,671,431		$2.95	360,000

(1)
Represents (a) 25,000 shares remaining available for future issuance under our 1997 Stock Option Plan; (b) 100,000 shares remaining available for future issuance under our 1997 Director Stock Option Plan; and (c) 235,000 shares remaining available for future issuance under our 2002 Equity Incentive Plan. On January 1st of each year, commencing with year 2003, the aggregate number of shares of stock that may be awarded under the 2002 Equity Incentive Plan automatically increases by the greater of (a) 80,000 shares of stock or (b) 2.0% of the outstanding shares of stock on such date.

(2)
Represents (a) an aggregate of 58,500 shares of common stock underlying ten-year options exercisable at $1.65 per share issued on December 27, 2001, to certain employees, including three executive officers who also served as directors; (b) an aggregate of 20,000 shares of common stock underlying ten-year options exercisable at $2.45 per share issued on February 11, 2003 to a former executive officer who also served as a director; (c) an aggregate of 103,774 units underlying five-year warrants exercisable at $4.77 per unit originally issued on June 10, 2000, pursuant to the terms of an underwriting agreement, as adjusted; (d) an aggregate of 288,383 shares of common stock underlying five-year warrants exercisable at $1.58 per share, 214,548 of which were originally issued in the fourth quarter of 2002 and 73,835 of which were issued in the first half of 2003, pursuant to the terms of an agency agreement; and (e) an aggregate of 12,000 shares of common stock underlying five-year warrants exercisable at $2.85 per share, an aggregate of 10,000 shares of common stock underlying five-year warrants exercisable at $3.40 per share, an aggregate of 8,000 shares of common stock underlying five-year warrants exercisable at $4.40 per share and an aggregate of 5,000 shares of common stock underlying five-year warrants exercisable at $5.40 per share pursuant to the terms of an financial advisory services agreement.

PROPOSAL NO. 6
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

        The audit committee has appointed Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 26, 2004. A proposal to ratify that appointment will be presented to shareholders at the meeting. If the shareholders do not ratify such appointment, the audit committee will select another firm of independent public accountants. Representatives of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

        Schechter, Dokken, Kanter, Andrews & Selcer Ltd. provided audit and non-audit services to us in 2002 and 2003, the aggregate fees and expenses of which are shown below.

Audit and Non-Audit Fees

        The following table presents fees for audit and other services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. for the years ended December 29, 2002, and December 28, 2003.

	Year Ended
	December 29, 2002	December 28, 2003
Audit fees(1)	$37,275	$34,450
Audit-related fees(2)	—	5,508
Tax fees(3)	7,250	4,500
All other fees	—	1,750

Total fees	$44,525	$46,208

(1)
Audit fees consist of fees for services provided in connection with the audit of our financial statements and reviews of our quarterly financial statements.

(2)
Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax fees consist of the aggregate fees billed for professional services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. for tax compliance, tax advice, and tax planning.

        Our Audit Committee reviewed the audit and non-audit services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. and concluded that such services were compatible with maintaining the auditors' independence. All audit and non-audit services performed by our independent accountants are pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Pre-Approval Policies and Procedures

        All services provided by our independent auditors, Schechter Dokken Kanter Andrews & Selcer Ltd., are subject to pre-approval by our Audit Committee. The Audit Committee has authorized each of its members to approve services by our independent auditors in the event there is a need for such approval prior to the next full Audit Committee meeting. Any interim approval given by an Audit Committee member must be reported to the Audit Committee no later than its next scheduled meeting. Before granting any approval, the Audit Committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on our auditor's independence. The Audit Committee pre-approved all services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. in our last fiscal year.

Recommendation

        The audit committee unanimously recommends a vote FOR the ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 26, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Messrs. Wagenheim and Burdick have personally guaranteed the lease on our restaurant in St. Cloud, Minnesota, and the lease on our restaurant in Sioux Falls, South Dakota. In July 2001, Messrs. Wagenheim, Burdick and Pew personally guaranteed the $1.5 million loan we obtained to finance our restaurant in Fargo, North Dakota. In connection with the guaranties of the loan, we entered into an agreement concerning guaranty with Messrs. Wagenheim, Burdick and Pew which provides, among other things, that our company, Mr. Wagenheim and Mr. Burdick, jointly and severally, agree to indemnify and hold Mr. Pew harmless from any liabilities which he may claim by reason of his guaranty of our indebtedness, and that we will indemnify Mr. Wagenheim and Mr. Burdick from any liabilities they may incur by reason of their guaranties of our indebtedness. We have further agreed that we will not, without Mr. Pew's consent, modify the terms and conditions of the loan, default in payment of obligations under the loan agreement or incur additional indebtedness other than indebtedness under the loan, ordinary trade debt or other indebtedness incurred in the ordinary course of business, not to exceed $100,000 at any time. The agreement also contains other customary covenants and covenants that we will use our best efforts to refinance the $1.5 million of indebtedness by January 1, 2006 and that we will use our best efforts to obtain a release of Mr. Pew from the guaranty by that date. If we have not released Mr. Pew from the obligation by January 1, 2006, we are obligated to pay him a monthly guaranty fee beginning in February 2006 in the amount of $1,000, until he is released from the obligation. At a meeting held in March 2004, our board of directors agreed to compensate Mr. Wagenheim for his personal guaranties of equipment loans entered into in August 2003 and January 2004. The amount of such compensation shall be calculated based on the balances of such loans at specific times throughout the agreements. The precise formula which will be used has not yet been determined.

        Between November 2001 and May 2002, we issued promissory notes aggregating $300,000 to New Brighton Ventures, Inc., the entity through which Mr. Wagenheim owns, in part, a Champps Americana restaurant in New Brighton, Minnesota. We used the proceeds of these notes to pay capital expenditures related to the development of our Fargo location. We paid interest on these notes through September 30, 2002, at which time we repaid the notes in full.

        During the fourth quarter of 2002, in connection with our private placement to accredited investors, Brew Buddies purchased shares of Series A Convertible Preferred Stock convertible into an aggregate of 1,297,467 shares of common stock and warrants to purchase an aggregate of 648,733 shares of common stock for total consideration of $2,050,000. Also in connection with the private placement, Bluestem purchased shares of Series A Convertible Preferred Stock convertible into an aggregate of 1,265,820 shares of common stock and warrants to purchase an aggregate of 632,908 shares of common stock for a total consideration of $2,000,000. We reimbursed Brew Buddies and Bluestem an aggregate of $15,000 for legal expenses in connection with such purchases. Due to the foregoing purchases, Brew Buddies and Bluestem each became beneficial owners of more than 5% of our common stock.

        Effective January 2, 2003, we contracted with Bluestem for consulting and advisory services which Bluestem provides to its portfolio companies. Under the agreement we pay Bluestem $25,000 per year for such services.

        In consideration of their investment, Brewing Ventures LLC, an entity owned in part by William E. Burdick, Steven J. Wagenheim and Arthur E. Pew III, entered into a voting agreement which provides that it will vote its shares in favor of the election of one individual to our board of directors as designated by Brew Buddies or Bluestem. BCC, the investment advisor/manager of Bluestem, designated Eugene E. McGowan to serve as a director pursuant to such arrangement. Effective January 1, 2003, our board of directors increased the number of directors and appointed Steve T. Kirby and Eugene E. McGowan to serve as directors.

        Steve T. Kirby, as the sole owner of Kirby Capital Corp., owns 50% of the membership interests of BCC. BCC owns 40% of the membership interests of Brew Master, L.L.C. ("Brew Master"), the managing member of Brew Buddies. Mr. Kirby also owns 50% of the membership interests of Bluestem Capital Company III, LLC ("BCC III"), which is a 1% general partner of Bluestem, is a 3% private limited partner of Bluestem and owns 4% of the membership interests of Brew Buddies. Mr. Kirby serves as president of BCC III and vice president of Brew Buddies.

        Mr. McGowan owns 30% of the membership interests of Brew Master, the managing member of Brew Buddies, and 5% of the membership interests of Brew Buddies. Mr. McGowan serves as the president of Brew Master and treasurer of Brew Buddies.

        In October 2002, we entered into a development agreement with Dunham Capital Management L.L.C. ("Dunham") relating to the development of future restaurants. Donald A. Dunham, Jr., who controls Dunham, is the secretary of Brew Buddies and owns 30% of the membership interests of Brew Master, the managing member of Brew Buddies.

        In October 2003, Henkin-McGowan Investments, LLC, an entity in which Eugene E. McGowan, one of our directors, is the managing member and owns a 25% interest, purchased one unit in the Cedar Rapids/Davenport Limited Partnership for $100,000. We executed a lease with this partnership for restaurant buildings in Davenport, Iowa and Cedar Rapids, Iowa on April 3, 2003. The Audit Committee did not approve this transaction as it was unaware of the indirect interest of Mr. McGowan in such transaction.

        During the third quarter of 2004, in connection with our private placement to accredited investors that is the subject of Proposal No. 1, Granite Partners LLC, an entity over which Eugene E. McGowan exercises control, purchased 425,538 shares and warrants for the purchase of 170,215 shares for total consideration of $1,383,000. In addition, Whitebox Intermarket Partners, L.P. purchased 461,538 shares and warrants for the purchase of 184,615 shares for total consideration of $1,500,000. Due to the foregoing purchases, Granite Partners and Whitebox Intermarket Partners each became beneficial owners of more than 5% of our common stock. Also in connection with the private placement, Bruce H. Senske, one of our directors, purchased 10,769 shares and warrants for the purchase of 4,308 shares for total consideration of $35,000, and Dermot F. Rowland, one of our directors, purchased 16,000 shares and warrants for the purchase of 6,400 shares for total consideration of $52,000.

        All future transactions between us and our officers, directors and principal shareholders and their affiliates will be approved by the Audit Committee of our board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during the last fiscal year, all applicable Section 16(a) filing requirements were met, except that (i) one report on Form 4 setting forth the October 24, 2003 grant of a stock option for the purchase of 20,000 shares to William E. Burdick, our Chairman of the Board and Brewmaster, (ii) one report on Form 4 setting forth the October 24, 2003 grant of a stock option for the purchase of 50,000 shares to Steven J. Wagenheim, our President and Chief Executive Officer, (iii) one report on Form 4 setting forth the October 24, 2003 grant of a stock option for the purchase of 10,000 shares to Monica A. Underwood, our Interim Chief Financial Officer and Corporate Controller, (iv) one report on Form 4 setting forth the January 1, 2003 grant of a stock option for the purchase of 15,000 shares to Steven T. Kirby, one of our non-employee directors, and (v) one report on Form 4 setting forth the January 1, 2003 grant of a stock option for the purchase of 15,000 shares to Eugene E. McGowan, one of our non-employee directors, were not filed on a timely basis.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the next annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Granite City Food & Brewery Ltd., 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, Attention: Monica A. Underwood, no later than June 16, 2005. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. Under Securities and Exchange Commission rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the next annual meeting of shareholders after August 30, 2005, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

        Our bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting. A copy of our bylaws may be obtained from Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller, by written request to our principal address. Please refer to "Corporate Governance and Nominating Committee Procedures" for the procedures for nominating directors.

ANNUAL REPORT ON FORM 10-KSB

        A copy of our annual report on Form 10-KSB for the fiscal year ended December 28, 2003, as filed with the Securities and Exchange Commission, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-KSB, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Monica A. Underwood, Interim Chief Financial Officer and Corporate Controller, at our principal address.

                      Sincerely,

                      GRANITE CITY FOOD & BREWERY LTD.

                      Steven J. Wagenheim
                       President and Chief Executive Officer

St. Louis Park, Minnesota
October 14, 2004

APPENDIX A

GRANITE CITY FOOD & BREWERY LTD.

AUDIT COMMITTEE CHARTER

ADOPTED JULY 8, 2004

        1.    Purpose.    The Audit Committee's purpose is (a) to assist the Board of Directors in fulfilling its responsibility to oversee (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, including the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's independent auditors, and (b) to prepare the Audit Committee report that is required by the rules of the SEC to be included in the Company's annual proxy statement. In fulfilling its purpose, the Committee should foster free and open communications among the directors, the independent auditors and the financial and senior management of the Company.

        The Company's independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, and the Audit Committee has the ultimate authority and responsibility to select, retain, compensate and terminate the Company's independent auditors.

        2.    Composition.    The Audit Committee shall consist of at least three directors, each of whom is independent, within the meaning of the Marketplace Rules and listing standards of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the Rules promulgated by the Securities and Exchange Commission. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee must have past employment experience in finance or accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent possible, at least one member of the Committee shall be an "audit committee financial expert" as such term is defined by the SEC and determined in the good faith judgment of the Board of Directors.

        The Board of Directors shall appoint members of the Audit Committee and its Chairman annually, considering the recommendation of the Corporate Governance and Nominating Committee, and further considering the views of the Chairman of the Board and Chief Executive Officer, as appropriate. The members of the Audit Committee shall serve until their successors are appointed and qualify. The Board of Directors shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in the Committee with new member(s) who satisfy the requirements set forth in the preceding paragraph.

        3.    Resources and Authority of the Audit Committee.    The Audit Committee shall have the financial resources and authority necessary to carry out its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other advisors it deems appropriate, without seeking the approval of the Board of Directors or management.

        4.    Compensation of Audit Committee Members.    No member of the Audit Committee may receive any compensation from the Company other than (i) director's fees, including committee member and committee chair fees, if any (in the form of cash, Company stock, stock options or other in-kind consideration ordinarily available to directors), (ii) a pension or other form of deferred compensation from the Company for prior service that is not contingent in any way on future service, and (iii) any other regular benefits that other directors receive.

        5.    Responsibilities.    The Committee will meet at least four times each year or more frequently as circumstances require. In connection with fostering open communication among groups providing accounting, auditing and financial reporting services for the Company, the Committee will meet periodically with the independent auditors and financial and senior management in separate sessions to discuss any matter that the Committee or any of these groups believes should be discussed privately. The Committee will also be responsible for setting clear hiring policies for employees or former employees of the independent auditors and for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee will also review and approve transactions with, or involving conflicts of interest between, the Company and members of the Board or officers of the Company or their affiliates.

        The Committee's specific responsibilities in performing its oversight role are set forth in the Audit Committee Responsibilities Checklist that is attached as an addendum to this Charter. The responsibilities checklist will be updated periodically to reflect changes in regulatory requirements, authoritative guidance and evolving oversight practices.

        6.    Limitation of Audit Committee's Role.    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

AUDIT COMMITTEE
RESPONSIBILITIES CHECKLIST

When Typically Performed
		Annually	Quarterly	A/N

1.	Retain and, when appropriate, terminate the Company's independent auditors.	X		X

2.	Approve all audit engagement fees and terms, as well as all permitted non-audit engagements with the Company's independent auditors.	X		X

3.	Review and evaluate the qualifications, performance and independence of the lead audit partner (or similar designation) of the independent auditors.	X

4.	Require the independent auditors (the "firm") to submit to the Committee at least annually a report describing (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company.	X

5.	Review a formal written statement from the outside auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1; evaluate the qualifications, performance and independence of the outside auditors, including actively engaging in a dialogue with the auditors with respect to all of their relationships or services that may impact their objectivity and independence; determine whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence; present conclusions to the Board of Directors and take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the outside auditors.	X

6.	Confer with the independent auditors as to the scope of their proposed audits, including directing special attention to specific matters or areas deemed by the Committee or the independent auditors to be of special significance; and confirm the auditors' understanding that they have the authority and responsibility to inform the Committee of any unresolved issues they encounter.	X

7.	Meet separately no less often than every quarter with management and the independent auditors.		X	X

8.	Review the findings and recommendations of the independent auditors on completion of their annual audit.	X

9.	Review with the independent auditors any material difficulties the auditors encountered in the course of their audit work, including any restrictions on the scope of the independent auditors' activities or on access to requested information.	X		X

10.	Review with the independent auditors, outside the presence of management, the matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit, any significant disagreements with management and unresolved issues, including, without limitation, any accounting adjustments that were noted or proposed by the independent auditors but were "passed" as immaterial or otherwise and any communications between the independent audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement. Resolution of any such matters is to be coordinated with management.	X		X

11.	Review any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.	X

12.	A. Review with management and the independent auditors the Company's year-end audited financial statements to be included in the Company's annual report on Form 10-K and the independent auditors' report thereon, including the Company's disclosures under the caption Management's Discussion and Analysis ("MD&A"), and recommend to the Board of Directors whether the Company's year-end audited financial statements should be included in the Company's Form 10-K.	X

	B. Review with management and the independent auditors the Company's quarterly financial statements, including the Company's disclosures under "MD&A".		X

13.	Review with the independent auditors (i) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (ii) the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company, (iii) critical accounting policies of the Company and (iv) any other major issues regarding accounting principles and financial statements.	X

14.	Review disclosures, if any, made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.		X	X

15.	Prior to disclosure, review and discuss the quarterly and annual earnings releases.	X	X

16.	Discuss with the independent auditors their judgments about the clarity of the Company's financial disclosure practices and the quality and appropriateness of the accounting principles and estimates and other judgments applied in the Company's financial reporting.	X

17.	Consider and approve, if appropriate, changes to accounting principles applied in the Company's financial reporting.			X

18.	Review, in consultation with the independent auditors and the financial management of the Company, the adequacy and effectiveness of the Company's internal controls and procedures for financial reporting and the independent auditors' annual report on management's assessment thereof.	(beginning FY 05) X

19.	Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's policies with respect to risk assessment and risk management.	X

20.	Assess procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.	X		X

21.	Prepare the Audit Committee report that is required by the rules of the SEC to be included in the Company's annual proxy statement.	X

22.	Consider periodically and recommend to the Board of Directors, as appropriate, changes to the Committee's Charter and to this checklist.	X		X

23.	Prepare and review with the Board of Directors an annual performance evaluation of the Audit Committee, which evaluation must compare the Committee's performance with the requirements of this Charter, and set forth goals and objectives of the Committee for the upcoming year.	X

24.	Consult with and retain such advisors and consultants as the Committee deems necessary, including legal counsel (who may be counsel to the Company), accountants and other advisors.			X

25.	Report to and review with the Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditors.			X

26	Report all actions taken at its meetings to the Board of Directors at the next following meeting of the Board.		X	X

APPENDIX B

GRANITE CITY FOOD & BREWERY LTD.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

ADOPTED JULY 8, 2004

        The Corporate Governance and Nominating Committee is a committee of, and reports to, the Board of Directors of Granite City Food & Brewery Ltd. Through this Charter, the Board delegates certain responsibilities to the Committee to assist the Board in the fulfillment of its duties to the Company and its shareholders.

        1.    Authority.    The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents. The Committee shall also have authority, in consultation with the Chairman of the Board, to engage outside advisors as it deems necessary or appropriate. The Committee shall have sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm's fees and other retention terms.

        2.    Composition.    The Committee shall consist of three or more Directors, who shall be appointed annually, and subject to removal at any time, by the Board of Directors. Each Committee member shall meet the independence standards set forth in the Marketplace Rules and listing standards of the Nasdaq Stock Market and the Company's corporate governance guidelines attached as an addendum to this Charter.

        3.    Procedures.    The Committee shall hold at least two regular meetings each year, and such special meetings as may be required. Meetings may be called by the Chair of the Committee or the Chairman of the Board. The presence in person or by telephone of two members shall constitute a quorum. Meetings may be held at any time, any place and in any manner permitted by applicable law and the Company's bylaws. Minutes of the Committee's meetings shall be kept. To the extent practicable, the meeting agenda, draft minutes from the prior meeting and supporting materials shall be provided to Committee members prior to each meeting to allow time for review. The Committee shall have authority to create and delegate specific tasks to such standing or ad hoc subcommittee as it may determine to be necessary or appropriate for the discharge of its responsibilities. The results of the Committee's meetings shall be reported to the full Board.

        4.    Responsibilities.    The Committee's responsibilities shall be:

          (a)   to monitor the implementation and operation of the Company's corporate governance guidelines;

          (b)   to review from time to time the adequacy of the corporate governance guidelines in light of broadly accepted practices of corporate governance, emerging governance issues and market and regulatory expectations, and to advise and make recommendations to the Board with respect to appropriate modifications;

          (c)   to identify and review measures to strengthen the operation of the corporate governance guidelines, and to advise the Board with respect thereto;

          (d)   to prepare and supervise the implementation of the Board's annual reviews of (i) director independence and (ii) the Board's performance, as contemplated by the Company's corporate governance guidelines, and to oversee the Board's processes for evaluation of the management of the Corporation and make recommendations to the Board with respect to such processes;

          (e)   to identify, review and evaluate candidates for election as Director who meet the standards set forth in the Company's corporate governance guidelines, including such inquiries as the Committee deems appropriate into the background and qualifications of candidates and interviews with potential candidates to determine their qualification and interest, and to recommend to the Board of Directors nominees for any election of directors in compliance with the Company's corporate governance guidelines (including the policy that a substantial majority of Directors be independent of the Company and of the Company's management);

          (f)    to advise the Board with respect to such other matters relating to the governance of the Company as the Committee may from time to time approve, including changes to terms or scope of this Charter and the Committee's overall responsibilities; and

          (g)   to carry out such other tasks as the Board may from time to time delegate to the Committee for action consistent with this Charter.

        5.    Annual Performance Review.    The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

CORPORATE GOVERNANCE GUIDELINES

I. INTRODUCTION

        The Board of Directors (the "Board") of Granite City Food & Brewery Ltd. (the "Company"), acting on the recommendation of its Corporate Governance and Nominating Committee (the "Committee"), has developed and adopted a set of corporate governance principles (the "Guidelines") establishing a common set of expectations to assist the Board and its committees in performing their duties in compliance with applicable legal and regulatory requirements.

II. SELECTION OF DIRECTORS

PROCEDURES FOR IDENTIFYING AND EVALUATING CANDIDATES FOR
BOARD OF DIRECTORS

        The Committee shall implement the Company's policy of having a board of directors at least a majority of whom are independent as that term is defined under the Marketplace Rules and listing standards of the Nasdaq Stock Market applicable for the continued listing of the Company's common shares.

        1.     The Committee will observe the following procedures in identifying and evaluating candidates for election to the Company's Board of Directors.

        2.     The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

        3.     Consistent with this policy, in considering candidates for election at annual meetings of shareholders, the Committee will first determine the incumbent directors who wish to continue their service on the Board.

        4.     The Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Committee will—

  •
  consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee;

  •
  review the assessments of the performance of the director during the preceding term made by the Committee;

  •
  determine whether there exist any special, countervailing considerations against re-nomination of the director; and

  •
  consider whether the director meets the requirements for independence under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the Marketplace Rules and listing standards of the Nasdaq Stock Market.

        5.     If the Committee determines that—

  •
  an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term; and

  •
  there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee's view the incumbent should not be re-nominated, the Committee may, absent special circumstances, propose the incumbent director for re-election.

        6.     The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filing vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

        7.     The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates; where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

        8.     As to each recommended candidate that the Committee believes merits consideration, the Committee will—

  •
  cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

  •
  determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director;

  •
  determine if the candidate possesses any of the specific qualities or skills that under the Committee's policies must be possessed by one or more members of the Board;

  •
  consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

  •
  consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

        9.     It is appropriate for the Committee, in its discretion, to solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

        10.   In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.

        11.   Based on all available information and relevant considerations, the Committee will recommend to the Board a candidate who, in the view of the Committee, is most suited for membership on the Board.

        12.   In making its selection, the Committee will evaluate candidates proposed by shareholders under criteria similar to the evaluation of other candidates, except that the Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company.

        13.   The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

III. POLICY REGARDING QUALIFICATIONS OF DIRECTORS

        The Committee believes that members of the Company's Board of Directors must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. It is therefore the policy of the Committee that all persons nominated to serve as a director of the Company should possess the minimum qualifications described in this policy. These are only threshold criteria, however, and the Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate's credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances.

        1.    Integrity.    All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others.

        2.    Absence of Conflicts of Interest.    Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders.

        3.    Fair and Equal Representation.    Candidates must be able to represent fairly and equally all shareholders of the Company without favoring or advancing any particular shareholder or other constituency of the Company.

        4.    Achievement.    Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor.

        5.    Oversight.    Candidates are expected to have sound judgment, borne of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.

        6.    Business Understanding.    Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. These include—

  •
  contemporary governance concerns;

  •
  regulatory obligations of a public issuer;

  •
  strategic business planning;

  •
  competition in a global economy; and

  •
  basic concepts of corporate finance.

        7.    Available Time.    Candidates must have, and be prepared to devote, adequate time to the Board and its committees. It is expected that each candidate will be available to attend all meetings of the Board and any committees on which the candidate will serve, as well as the Company's annual meeting of shareholders, after taking into consideration their other business and professional commitments, including service on the boards of other companies.

        8.    Limited Exceptions.    Under exceptional and limited circumstances, the Committee may approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company and its shareholders.

        9.    Additional Qualifications.    In approving candidates for election as director, the Committee will also assure that—

  •
  at least a majority of the directors serving at any time on the Board are independent, as defined under the Marketplace Rules and listing standards of the Nasdaq Stock Market;

  •
  at least three of the directors satisfy the financial literacy requirements required for service on the audit committee under the Marketplace Rules and listing standards of the Nasdaq Stock Market;

  •
  at least one of the directors qualifies as an "audit committee financial expert" under the rules of the SEC;

  •
  at least some of the independent directors have experience as senior executives of a public or substantial private company; and

  •
  at least some of the independent directors have general familiarity with the industry in which the Company conducts a substantial portion of its business or in related industries.

        10.    Diversity.    The Committee will seek to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

APPENDIX C

GRANITE CITY FOOD & BREWERY LTD.

AMENDMENT NO. 1
TO
1997 DIRECTOR STOCK OPTION PLAN

        Pursuant to the amendment authority retained by the Board of Directors of Granite City Food & Brewery Ltd. (the "Company") in Section 14 of the Granite City Food & Brewery Ltd. 1997 Director Stock Option Plan (the "Plan") adopted June 29, 1997, and subject to shareholder approval of this Amendment No. 1, the first sentence of Section 3 of the Plan is hereby amended to read as follows:

          Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 590,000 shares of Common Stock.

        This Amendment No. 1 shall be effective as of the date approved by the Company's shareholders. But for this change, the Plan adopted on June 29, 1997, shall remain in full force and effect.

        IN WITNESS WHEREOF, an authorized representative of the Company hereby signs and executes this Amendment No. 1 as of this 30th day of September, 2004.

GRANITE CITY FOOD & BREWERY LTD.
By	/s/ MONICA A. UNDERWOOD Monica A. Underwood Interim Chief Financial Officer and Corporate Controller

C-1

APPENDIX D

GRANITE CITY FOOD & BREWERY LTD.

AMENDMENT NO. 1
TO
2002 EQUITY INCENTIVE PLAN

        Pursuant to the amendment authority retained by the Board of Directors of Granite City Food & Brewery Ltd. (the "Company") in Section 11 of the Granite City Food & Brewery Ltd. 2002 Equity Incentive Plan (the "Plan") adopted by the board on July 12, 2002 and approved by the shareholders on August 27, 2002, and subject to shareholder approval of this Amendment No. 1, the first sentence of Section 8.3(b) of the Plan is hereby amended to read as follows:

          Subject to the following provisions of this Section 8.3, the maximum aggregate number of shares of Stock that may be issued and sold under the Plan shall be 1,062,287 shares.

        This Amendment No. 1 shall be effective as of the date approved by the Company's shareholders. But for this change, the Plan adopted by the board of July 12, 2002 and approved by the shareholders on August 27, 2002, shall remain in full force and effect.

        IN WITNESS WHEREOF, an authorized representative of the Company hereby signs and executes this Amendment No. 1 as of this 30th day of September, 2004.

GRANITE CITY FOOD & BREWERY LTD.
By	/s/ MONICA A. UNDERWOOD Monica A. Underwood Interim Chief Financial Officer and Corporate Controller

D-1

GRANITE CITY FOOD & BREWERY LTD.

ANNUAL MEETING OF SHAREHOLDERS
November 4, 2004
10:00 a.m.

MINNEAPOLIS HILTON AND TOWERS
1001 Marquette Avenue
Minneapolis, Minnesota 55403

Granite City Food & Brewery Ltd. 5831 Cedar Lake Road St. Louis Park, Minnesota 55416	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Granite City Food & Brewery Ltd., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated October 14, 2004, and hereby appoints Steven J. Wagenheim and Monica A. Underwood, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Granite City Food & Brewery Ltd. to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on November 4, 2004, at 10:00 a.m. local time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock and Series A Convertible Preferred Stock of Granite City Food & Brewery Ltd. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

See reverse for voting instructions.

\/ Please fold here \/

1.	To approve the issuance and sale of 2,022,253 shares of common stock and warrants to purchase 910,012 shares of common stock.	☐	For	☐	Against	☐	Abstain
2.	To amend our bylaws to permit the board of directors to annually fix the number of directors to be elected by the shareholders.	☐	For	☐	Against	☐	Abstain

3.	To elect seven directors for the ensuing year and until their			FOR all		WITHHOLD
	successors shall be elected and duly qualified.			nominees listed		AUTHORITY to vote
	01 William E. Burdick	05 Bruce H. Senske	☐	at left (except as	☐	for all nominees listed
	02 Steven J. Wagenheim	06 Eugene E. McGowan		marked to the		at left
	03 Arthur E. Pew III	07 Dermot F. Rowland		contrary below
04 James G. Gilbertson
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

4.	To amend the 1997 Director Stock Option Plan to increase the total number of shares for which options may be granted to non-employee directors from 360,000 to 590,000 shares.	☐	For	☐	Against	☐	Abstain
5.	To amend the 2002 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 762,287 to 1,062,287 shares.	☐	For	☐	Against	☐	Abstain
6.	To ratify the appointment of Schechter, Dokken, Kanter, Andrews & Selcer Ltd. as our independent auditors for the fiscal year ending December 26, 2004.	☐	For	☐	Against	☐	Abstain
7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Address Change? Mark Box ☐	Dated: , 2004
Indicate changes below:
Signature(s) in Box
(If there are co-owners both must sign)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
FORWARD-LOOKING STATEMENTS
PROPOSAL NO. 1 APPROVAL OF ISSUANCE AND SALE OF COMMON STOCK AND WARRANTS
PROPOSAL NO. 2 PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO GRANT THE BOARD THE AUTHORITY TO DETERMINE FROM TIME TO TIME THE NUMBER OF DIRECTORS TO BE ELECTED BY THE SHAREHOLDERS
PROPOSAL NO. 3 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL NO. 4 ADOPTION OF AMENDMENT TO 1997 DIRECTOR STOCK OPTION PLAN
PROPOSAL NO. 5 ADOPTION OF AMENDMENT TO 2002 EQUITY INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL NO. 6 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-KSB
APPENDIX A GRANITE CITY FOOD & BREWERY LTD. AUDIT COMMITTEE CHARTER ADOPTED JULY 8, 2004
APPENDIX B GRANITE CITY FOOD & BREWERY LTD. CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER ADOPTED JULY 8, 2004
APPENDIX C GRANITE CITY FOOD & BREWERY LTD. AMENDMENT NO. 1 TO 1997 DIRECTOR STOCK OPTION PLAN
APPENDIX D GRANITE CITY FOOD & BREWERY LTD. AMENDMENT NO. 1 TO 2002 EQUITY INCENTIVE PLAN